UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2007

BIW LIMITED
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation)	1-31374 (Commission File Number)	04-3617838 (I.R.S. Employer Identification No.)
230 Beaver Street, Ansonia, Connecticut 06401 (Address of principal executive offices, including zip code) (203) 735-1888 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 26, 2007, BIW Limited (the “Company”) issued the press release attached as Exhibit 99.1 hereto announcing that its stockholders have approved the Agreement and Plan of Merger dated June 29, 2007, as amended, entered into among the Company, the South Central Connecticut Regional Water Authority (“Parent”) and RWA 21, Ltd., a wholly owned subsidiary of Parent, and certain related matters.

In addition, management of the Company presented the slides attached as Exhibit 99.2 hereto at the annual meeting of stockholders held on September 26, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated September 26, 2007
99.2	Stockholder Meeting Slide Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIW LIMITED

Date: September 27, 2007	By:	/s/ John S. Tomac
John S. Tomac
President

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